                                                                   Exhibit 10.24

                             INTERCREDITOR AGREEMENT

         This Intercreditor Agreement dated as of July 31, 2002 (as such Intercreditor Agreement may from time to time be amended, modified, or restated, this "Intercreditor Agreement") is by and among Bank of America, National Association ("BofA"), as Administrative Agent (the "Secured Loan Agent") under the Term Loan Agreement, dated as of July 31, 2002, among AWP Ltd., a Bermuda company, company number 32233, to be renamed APW Ltd. (the "Borrower"), various financial institutions (when acting in such capacity, the "Secured Loan Banks") (as such Term Loan Agreement may from time to time be amended, modified or restated, the "Secured Loan Agreement"); BofA as Security Trustee in the United Kingdom (when acting in such capacity, the "US Security Trustee") under the Debenture, dated as of May 15, 2001, as amended (as so amended, "US Debenture"), among the companies set forth on Schedule I attached thereto and BofA as Security Trustee; the Secured Loan Banks (via the execution and delivery of this Intercreditor Agreement by the requisite percentage of such lenders); Royal Bank of Scotland, PLC ("RBS") as Security Trustee (when acting in such capacity, the "UK Security Trustee") under the Debenture, dated as of May 15, 2001 ("UK Debenture"), among the companies set forth on Schedule I attached thereto and RBS as Security Trustee; BofA as administrative a Agent and as U.S. Collateral Agent under the Working Capital Credit Agreement (as such term is defined below), and RBS as U.K. collateral agent under such Working Capital Credit Agreement, and the lenders under such Working Capital Credit Agreement.

                                   WITNESSETH:

         WHEREAS, pursuant to the terms of the Amended and Restated Multicurrency Credit Agreement, dated as of May 15, 2001, as amended (as so amended, the "US Credit Agreement"), certain banks ( the "US Banks") have extended credit to APW Ltd., company number 28596 (the "US Borrower");

         WHEREAS, the Obligations, as defined in the US Credit Agreement, have been supported by certain Guaranties and secured by certain collateral (such Obligations, together with any additional obligations (including for any post-Insolvency Proceeding interest/fees and professional fees and expenses) of the guarantors under such Guarantees, the "US Obligations");

         WHEREAS, APW Enclosure Products and Systems Limited, its subsidiaries and affiliates, and Vero Group PLC, its subsidiaries and affiliates (collectively "UK Borrowers") have severally entered into various credit facilities with RBS and National Westminster Bank, PLC ("National Westminster"; together with RBS, the "UK Banks"), including (1) Revolving Credit Facilities, as amended and restated dated as of May 15, 2001, with RBS, (2) Counter-Indemnity Agreement, as amended and restated dated as of May 15, 2001, with National Westminster and (3) a Multiline Facility Agreement, as amended and restated dated as of May 15, 2001, with National Westminster (collectively, the "UK Credit Agreement") pursuant to which the UK Banks agreed to extend financial accommodations including loans, bills, bonding facilities, indemnifications and related credit facilities for the account of the UK Borrowers as set forth therein and in any specific loan note guarantees;

         WHEREAS, the obligations of the UK Borrowers under the UK Credit Agreement have been supported by certain Guaranties and secured by certain collateral (such obligations, together with any additional obligations (including for any post-Insolvency Proceeding interest/fees and professional fees and expenses) of the guarantors under such guarantees, the "UK Obligations");

         WHEREAS, the US Banks, the UK Banks, the US Agent, the US Security Trustee, the UK Agent and the UK Security Trustee entered into an Intercreditor Agreement dated as of May 15, 2001 (as amended prior to May 16, 2002, the "Original Intercreditor Agreement");

         WHEREAS, on May 16, 2002 the Post-Petition Borrower and Vero Electronics, Inc., one of its wholly owned indirect subsidiaries, filed with the United States Bankruptcy Court for the Southern District of New York voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Existing U.S. Insolvency Proceedings");

         WHEREAS, post-petition financing was extended to such bankruptcy debtors under the $110,000,000 Post-Petition Multicurrency Superpriority Credit Agreement dated as of May 16, 2002, as amended, among the US Borrower, various financial institutions (when acting in such capacity, the "Post-Petition Lenders"), BofA as Post-Petition Agent and the Post-Petition U.S. Collateral Agent, RBS, as Lead Arranger, Book Manager and Post-Petition UK Collateral Agent, and Oaktree Capital Management, LLC, as Lead Arranger and Book Manager (as such Post-Petition Multicurrency Superpriority Credit Agreement may from time to time have been amended, modified, restated or refinanced prior to the date hereof, the "Post-Petition Credit Agreement").

         WHEREAS, the obligations of the US Borrower under the Post-Petition Credit Agreement have been supported by certain Guarantees and secured by certain collateral (such obligations (including, without limitation, any interest or fees accruing or professional fees and expenses incurred after the commencement of any Insolvency Proceeding (as such term is defined herein)), together with any additional obligations) including for any such post-Insolvency Proceeding interests/fees and professional fees and expenses of the Guarantors under such Guarantees (the "Post-Petition Obligations");

         WHEREAS, on July 23, 2002, a proceeding was commenced with respect to the U.S. Borrower in the Bermuda court pursuant to a winding up petition with the appointment of joint provisional liquidators (the "Existing Bermuda Insolvency Proceeding");

         WHEREAS, in connection with the Post-Petition Credit Agreement, the Original Intercreditor Agreement was amended and restated as the Amended and Restated Intercreditor Agreement dated as of May 15, 2001 (the "Existing Intercreditor Agreement").

         WHEREAS, in connection with the plan of reorganization (the "Plan of Reorganization") proposed with the support of the Joint Provisional Liquidators appointed in the Existing Bermuda Insolvency Proceeding and confirmed in the Existing U.S. Insolvency Proceedings pursuant to an Order entered by the bankruptcy court on or about July __, 2002, the U.S. Obligations and the U.K. Obligations shall be exchanged for debt obligations of and equity interests in the Borrower;

         WHEREAS, consistent therewith, the Borrower is the successor to the US Borrower and by operation of law shall have expressly assumed the obligations of the US Borrower with respect to (1) the U.S. Obligations and the U.K. Obligations to the extent evidenced by and in the Secured Loan Agreement and related agreements and instruments (including promissory notes) and (2) the Post-Petition Obligations;

         WHEREAS, the obligations of the Borrower under the Secured Loan Agreement (including, without limitation, any interest or fees accruing or professional fees and expenses incurred after the commencement of any Insolvency Proceedings), shall continue to be supported by certain Guarantees and secured by certain collateral (and obligations together with any additional obligations) including for any such post-Insolvency Proceeding interests, fees and professional fees and expenses of the Guarantors under such Guarantees (the "Secured Loan Obligations");

         WHEREAS, Post-Petition Obligations as assumed by the Borrower shall be evidenced by and in the Post-Petition Credit Agreement, as amended by an amendment dated as of July 31, 2002 (as such agreement may from time to time be amended, modified, restated, refunded, replaced or refinanced in whole or in part (whether pursuant to one or more agreements and whether the same and/or other agents or lenders), the "Working Capital Credit Agreement"), among the Borrower, BofA as administrative agent (when acting in such capacity, the "Working Capital Agent") and U.S. Collateral Agent (when acting in such capacity, the "Working Capital U.S. Collateral Agent"), RBS as U.K. Collateral Agent (when acting in such capacity, the "Working Capital U.K. Collateral Agent"), and the Post-Petition Lenders (when acting in such capacity, the "Working Capital Lenders");

         WHEREAS, the obligations of the Borrower under the Working Capital Agreement (including the Post-Petition Obligations and new advances thereunder) (and obligations (including, without limitation, any interest or fees accruing or professional fees and expenses incurred after the commencement of any Insolvency Proceeding), together with any additional obligations), including for any such post-Insolvency Proceeding interests and professional fees and expenses of the Guarantors under such Guarantors (the "Working Capital Obligations") shall continue to be and will be supported by certain Guarantors and secured by certain collateral;

         WHEREAS, it is a requirement of the Plan of Reorganization that this Intercreditor Agreement be executed and delivered;

         WHEREAS, subject to the provisions hereof, the parties intend that certain collateral shall secure the Secured Loan Obligations and the Working Capital Obligations, and the Working Capital Lenders and the Secured Loan Banks wish to provide for sharing the proceeds of such collateral and to address other intercreditor matters;

         NOW, THEREFORE, in consideration of the mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Existing Intercreditor Agreement is amended and restated in its entirety as follows:

         1. Definitions. For the purposes of this Agreement, the following terms shall have the meanings specified with respect thereto below. Any plural term that is used herein in the singular shall be taken to mean each entity or item of the defined class and any singular term that is used herein in the plural shall be taken to mean all of the entities or items of the defined class, collectively.

         "Affected Party" shall have the meaning set forth in Section 12 hereof.

         "Agent" shall mean the Secured Loan Agent or the Working Capital Agent, as appropriate.

         "Agreement Currency" shall have the meaning set forth in Section 21 hereof.

         "BofA" shall have the meaning set forth in the preamble.

         "Bankruptcy Code" shall mean title 11 of the United States Code (11 U.S.C. (S) 101 et seq.), as amended from time to time and any successor statute.

         "Borrower" shall have the meaning set forth in the preamble.

         "Business Day" means a day other than a day on which commercial banks are authorized or required to close in London, New York, San Francisco, or Chicago.

         "Collateral" shall mean all property and assets, and interests in property and assets, upon or in which any Loan Party has granted a perfected lien or security interest to the US Security Trustee, the UK Security Trustee, the Secured Loan Banks, the Secured Loan Agent, the Working Capital Agent, the Working Capital Lenders, the Working Capital UK Collateral Agent or the Working Capital US Collateral Agent to secure the Secured Loan Obligations and/or the Working Capital Obligations, including, without limitation, all balances held by the US Security Trustee, the UK Security Trustee, the Secured Loan Agent, any Senior Lender, the Working Capital Agent, the Working Capital UK Collateral Agent or the Working Capital US Collateral Agent for the account of any Loan Party or any other property held or owing by the Security Trustee, the Secured Loan Agent, any Senior Lender, the Working Capital Agent, the Working Capital UK Collateral Agent or the Working Capital US Collateral Agent to or for the credit or for the account of any Loan Party with respect to which the US Security Trustee, the UK Security Trustee, any Senior Lender, the Secured Loan Agent, the Working Capital Agent, the Working Capital UK Collateral Agent, the Working Capital US Collateral Agent or any Working Capital Lender has rights to setoff or appropriate or a common law lien or any other lien arising by operation of law.

         "Collateral Agent Expenses" shall mean, without limitation, all costs and expenses incurred by the Secured Loan Agent, the US Security Trustee, or the UK Security Trustee, the Working Capital Agent, the Working Capital Lenders, the Working Capital UK Collateral Agent or the Working Capital US Collateral Agent in connection with the performance of its duties under this Agreement and/or any other Collateral Documents, including the realization upon or protection of the Collateral or enforcing or defending any lien upon or security interest in the Collateral or any other action taken in accordance with the provisions of this Agreement and the Collateral Documents, expenses incurred for legal counsel in connection with the foregoing, and any other costs, expenses, liabilities, claims, damages, penalties, losses and actions for which any Agent or Security Trustee, Working Capital US Collateral Agent or Working Capital UK Collateral Agent is entitled to be reimbursed or indemnified by a Loan Party pursuant to this Agreement or the Collateral Documents or by the Senior Lenders pursuant to this Agreement.

         "Collateral Documents" shall mean documents listed in the attached
Schedule I, any other agreement, document or instrument in effect on the date hereof or executed by any Loan Party after the date hereof under which such Loan Party has granted a lien upon or security interest in any property or assets to the US Security Trustee, the Secured Loan Agent, the Secured Loan Banks, the UK Security Trustee, the Working Capital Agent, the Working Capital US Collateral Agent, the Working Capital UK Collateral Agent and/or the Working Capital Lenders to secure all or any part of the Secured Loan Obligations and/or the Working Capital Obligations, and all financing statements, certificates, documents and instruments relating thereto or executed or provided in connection therewith, each as amended, restated, supplemented or otherwise modified from time to time.

         "Debenture" shall mean the UK Debenture or the US Debenture, as appropriate.

         "Default" means an "Event of Default" under the Secured Loan Agreement or any "Event of Default" under the Working Capital Credit Agreement.

         "Enforcement" shall mean (a) for any Senior Lender to make demand for payment prior to the scheduled payment date, if any, of or accelerate the time for payment of any Secured Loan Obligation or Working Capital Obligation (and/or terminate any commitment relating to any Working Capital Obligation), or to call for funding of or collateral for any Letter of Credit, swap obligation, or loan note guaranty in an equivalent amount prior to being presented with a draft drawn thereunder (or, in the event the draft is a time draft, prior to its due date), (b) for any Senior Lender to commence the judicial or non-judicial enforcement of any rights or remedies under or with respect to the Secured Loan Agreement, the Working Capital Credit Agreement, loan note guaranty, or any Collateral Document or to setoff, freeze or otherwise appropriate any balances held by it for the account of any Loan Party or any other property at anytime held or owing by it to or for the credit or for the account of any Loan Party,
(c) for the Secured Loan Agent, the US Security Trustee, the UK Security Trustee, any Secured Loan Bank, any Working Capital Lender, the Working Capital Agent, the Working Capital US Collateral Agent or any Working Capital Collateral Agent to commence the judicial or non-judicial enforcement of any rights or remedies under any Collateral Document (other than an action solely for the purpose of establishing or defending the lien or security interest intended to be created by such Collateral Document upon or in any Collateral as against or from claims of third parties on or in such Collateral), to setoff, freeze or otherwise appropriate any balances held by it for the account of any Loan Party or any other property at any time held or owing by it to or for the credit or for the account of any Loan Party or to otherwise take any action to realize upon the Collateral, or (d) the commencement by, against or with respect to any Loan Party of any Insolvency Proceeding.

         "Existing Bermuda Insolvency Proceeding" shall have the meaning set forth in the Recitals.

         "Existing Intercreditor Agreement" shall have the meaning set forth in the Recitals.

         "Existing U.S. Insolvency Proceeding" shall have the meaning set forth in the Recitals.

         "Guarantor" shall mean the guarantors listed on the attached Schedule I and the guarantors hereafter acknowledging that they are bound by the provisions of this Intercreditor Agreement, it being contemplated that any affiliates of the Borrower that subsequently become guarantors of the Secured Loan Obligations or the Working Capital Obligations shall execute and deliver an acknowledgment in form as required pursuant to the applicable credit agreement contemporaneously upon becoming such a guarantor.

         "Insolvency Proceeding" means (a) any case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership (including for the appointment of a receiver), dissolution, winding-up, administration, voluntary arrangement or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal law (including the Bankruptcy Code), or any similar or equivalent proceedings in any relevant jurisdiction, state or foreign law, or any similar or equivalent proceedings in any relevant jurisdiction.

         "Intercreditor Agreement" shall have the meaning set forth in the preamble.

         "Judgment Currency" shall have the meaning set forth in Section 21 hereof.

         "Loan" shall mean a loan under or letter of credit issued pursuant to any of the Secured Loan Agreement or the Working Capital Credit Agreement.

         "Loan Parties" shall mean the Borrower and the Guarantors.

         "Majority Working Capital Creditors" shall have the same meaning as the term "Required Lenders" as that term is defined at any time in the Working Capital Credit Agreement.

         "National Westminster" shall have the meaning set forth in the Recitals.

         "Net Proceeds" shall mean any and all proceeds of any Collateral (including, without limitation, any proceeds realized from any collection, sale or other disposition of any Collateral or from any set-off, deduction or counterclaim) remaining after payment in full of any security interests or liens of any other Person that are senior in priority to the most senior security interests and liens in, to, and/or on any such Collateral of the following: the Working Capital Agent, the Secured Loan Agent, the US Security Trustee, the Working Capital US Collateral Agent, the Working Capital UK Collateral Agent and/or the UK Security Trustee, but shall exclude any such proceeds that the Secured Loan Lender Group is or was entitled to receive pursuant to the provisions of the Secured Loan Agreement (as in effect on the date hereof) prior to the commencement (and continuation) of any Enforcement relating to the Working Capital Obligations.

         "Non-Affected Party" shall have the meaning set forth in Section 12 hereof.

         "Obligation" means Secured Loan Obligations and Working Capital Obligations. Each of the Secured Loan Obligations and Working Capital Obligations shall be "Types of Obligations".

         "Original Intercreditor Agreement" shall have the meaning set forth in the Recitals.

         "Plan of Reorganization" shall have the meaning set forth in the Recitals.

         "Person" means any natural person, corporation, partnership, trust, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity, whether acting in an individual, fiduciary or other capacity.

         "Post-Petition Credit Agreement" shall have the meaning set forth in the Recitals.

         "Post-Petition Lenders" shall have the meaning set forth in the Recitals.

         "Post-Petition Obligations" shall have the meaning set forth in the Recitals.

         "Pro Rata Share" means at any time (a) as to any Secured Loan Bank, a fraction the numerator of which is the principal amount of Secured Loan Obligations payable to it and the denominator of which is the sum of the principal amount of the Secured Loan Obligations and (b) as to any Working Capital Lender, a fraction of the numerator of which is the principal amount of the Working Capital Obligations payable to it (including its exposure on any issued letters of credit) and the denominator of which is the principal amount of the Working Capital Obligations (including exposure on any issued letters of credit).

         "RBS" shall have the meaning set forth in the preamble.

         "Returned Amount" shall have the meaning set forth in Section 12 hereof.

         "Secured Loan Agent" shall have the meaning set forth in the preamble.

         "Secured Loan Agreement" shall have the meaning set forth in the preamble.

         "Secured Loan Banks" shall have the meaning set forth in the preamble.

         "Secured Loan Debenture" shall have the meaning set forth in the preamble.

         "Secured Loan Lender Group" shall mean the Secured Loan Agent, the UK Security Trustee, the US Security Trustee and the Secured Loan Banks.

         "Secured Loan Obligations" shall have the meaning set forth in the Recitals.

         "Security Trustee" shall mean the UK Security Trustee or the US Security Trustee, as appropriate.

         "Senior Lenders" mean the Secured Loan Agent, Secured Loan Banks, the Working Capital Agent and the Working Capital Lenders.

         "Substitute US Security Trustee" shall have the meaning as set forth in
Section 28 hereof.

         "Supermajority Secured Loan Creditors" shall mean Secured Loan Banks having at least 85% of the amount of the outstanding Secured Loan Obligations.

         "UK Banks" shall have the meaning specified in the Recitals.

         "UK Borrowers" shall have the meaning specified in the Recitals.

         "UK Credit Agreement" shall have the meaning specified in the Recitals.

         "UK Obligations" shall have the meaning specified in the Recitals.

         "US Banks" shall have the meaning specified in the Recitals.

         "US Borrower" shall have the meaning specified in there Recitals.

         "US Credit Agreement" shall have the meaning specified in the Recitals.

         "US Obligations" shall have the meaning specified in the Recitals.

         "US Security Trustee" shall have the meaning set forth in the preamble.

         "Working Capital Agent" shall have the meaning set forth in the Recitals.

         "Working Capital Collateral Agents" shall mean the Working Capital UK Collateral Agent and the Working Capital US Collateral Agent.

         "Working Capital Credit Agreement" shall have the meaning set forth in the preamble.

         "Working Capital Debenture" means the debenture dated as of May 16, 2002, as amended, among the companies set out in Schedule 1 to that document and RBS, as Working Capital UK Collateral Agent.

         "Working Capital Facility Arrangers" shall have the same meaning as the term "Arrangers" is defined at any time in the Working Capital Credit Agreement.

         "Working Capital Lenders" shall have the meaning set forth in the preamble.

         "Working Capital Lender Group" shall mean the Working Capital Agent, the Working Capital Facility Arrangers, the Working Capital US Collateral Agent, the Working Capital UK Collateral Agent and the Working Capital Lenders.

         "Working Capital Obligations" shall have the meaning set forth in the Recitals.

         "Working Capital UK Collateral Agent" shall have the meaning set forth in the preamble.

         "Working Capital US Collateral Agent" shall have the meaning set forth in the preamble.

         2.  RESERVED.

         3. Collateral Proceeds. Notwithstanding any Default, Insolvency Proceeding or sale or other disposition of Collateral (including, without limitation, but subject to the provisions of Section 6 hereof, any disposition of Collateral as a result of any Enforcement), any Net Proceeds of Collateral shall be allocated among the parties as follows (and in the following order of priority):

         (a) first, to the Working Capital Agent for distribution to the Working Capital Facility Arrangers, the Working Capital Agent, the Working Capital Collateral Agents, and/or the Working Capital Lenders in accordance with the provisions of Section 8.1 of the Working Capital Credit Agreement (or any similar successor provision), it being understood that Section 8.1 of the Working Capital Credit Agreement (or any similar successor provision) sets forth its own intercreditor priority in the proceeds of certain Collateral among the three tranches of loans thereunder and that nothing contained herein is intended or shall be deemed to alter in any manner whatsoever such intercreditor arrangement as among such Working Capital Lenders and it being further understood that, notwithstanding any other provision of this Intercreditor Agreement or of the Post-Petition Credit Agreement to the contrary, the principal amount of the Working Capital Obligations entitled to priority hereunder shall not exceed $110,000,000 in the aggregate (plus any increase in such amount up to a maximum of $15,000,000 properly undertaken and as permitted pursuant to Section 8.22(e) of the Secured Loan Agreement as in effect on the date hereof) without the prior written consent of the Supermajority Secured Loan Creditors;

         (b) second, to the extent of any surplus, to the Secured Loan Agent, the US Security Trustee and UK Security Trustee, as the case may be, until all then outstanding Collateral Agent Expenses unrelated to the Working Capital Obligations have been paid in full;

         (c) third, to the extent of any surplus, to the Secured Loan Agent, to the Secured Loan Obligations based on their Pro Rata Shares until the Secured Loan Obligations have been paid in full; and

         (d) finally, to the extent of any surplus, to the Borrower either for retention (if it shall be the rightful owner of any such surplus) or to be held in trust for distribution to the Loan Party that is the rightful owner of any portion of any such surplus, as the case may be.

         4.  Acknowledgment of Collateral Interest.

         (a) The Working Capital Lenders acknowledge the security interests and liens of the Secured Loan Banks in the Collateral and agree not to take any action to challenge the validity of such security interests and liens.

         (b) The Secured Loan Banks acknowledge the security interests and liens and priority thereof of the Working Capital Lenders in the Collateral and agree not to take any actions to challenge the validity of such security interests and liens or priority.

         5. Priorities. (a) The priorities herein specified are applicable irrespective of the time or order of attachment, or the time or order of perfection of security interests or the time of filing or recording of financing statements, deeds, deeds of trust or mortgages.

         (a) If, for any reason, including through the operation of any bankruptcy, reorganization, insolvency (including fraudulent conveyance or preference) or other laws or otherwise, the security interests or liens of or attributable to, the Working Capital Lenders, the Working Capital US Collateral Agent or the Working Capital UK Collateral Agent are avoided, rescinded or otherwise nullified, then the provisions of Section 3 should continue to apply, notwithstanding such rescission, avoidance or nullification, with the result that the Net Proceeds of Collateral actually received by any of the Senior Lenders or any Security Trustee with respect to the Secured Loan Obligations or the Working Capital Obligations will still be applied in the order of priority set forth in Section 3 hereof notwithstanding any defect in, or absence of, Collateral securing the Post Petition Obligations or Working Capital Obligations.

         6.  RESERVED.

         7. Release of Collateral. Subject to the provisions of Section 38 hereof, none of the Working Capital Agent, the Working Capital Collateral Agents or the Working Capital Lenders shall be entitled in any manner to release or direct or cause the release of any of the security interests and liens in the Collateral securing the repayment of the Secured Loan Obligations and none of the Secured Loan Banks, the Security Trustees or the Secured Loan Agent shall be entitled to release or direct the release of any of the security interests and liens in the Collateral securing the repayment of the Working Capital Obligations. The release by the Working Capital Collateral Agents of any security interests and liens in the Collateral shall be governed exclusively by the provisions of the Working Capital Credit Agreement. Each of the Security Trustees and the Secured Loan Agent is authorized and directed to release security interests and liens in Collateral (a) as provided under Section 8.20(b) of the Secured Loan Agreement (as in effect on the date hereof) or (b) upon the direction not of the Majority Lenders, but instead of Secured Loan Banks having at least 662/3rds of the amount of the outstanding Secured Loan Obligations, provided that the release, in each instance, applies to the interests of the Secured Loan Lender Group in such Collateral. The Secured Loan Agent, the US Security Trustee and the UK Security Trustee agree to release security interests and liens in Collateral upon the direction of the parties authorized to give such direction in the preceding sentence; provided that the release applies to the interests of the Secured Loan Lender Group in such collateral.

         8. Letters of Credit. To the extent a payment is made hereunder in accordance with Section 3 of Net Proceeds of Collateral in respect of Working Capital Obligations, with respect to undrawn letters of credit, such payments may be retained and held as collateral by the Working Capital Agent to be applied to letters of credit. To the extent such letters of credit shall expire undrawn, the Collateral shall be released and deemed received under this Intercreditor Agreement at the time of such release to be applied as set forth in this Intercreditor Agreement.

         9. Trust. Any payments received by the Working Capital Agent, the Working Capital US Collateral Agent, the Working Capital UK Collateral Agent, the US Security Trustee, the UK Security Trustee, the Working Capital Lenders, the Secured Loan Agent or the Secured

Loan Banks contrary to the provisions of this Intercreditor Agreement shall be held by the recipient in trust and paid to the party entitled thereto under this Intercreditor Agreement.

         10. Sharing of Payments. If, other than as expressly provided elsewhere herein, any Senior Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of the share to which it is entitled under this Intercreditor Agreement, such Senior Lender shall immediately (a) notify the Secured Loan Agent and the Working Capital Agent of such fact, and (b) purchase from the other affected Senior Lenders such participations in the Obligations as shall be necessary to put each Senior Lender in the same position as it would have been in, had the relevant Senior Lender not obtained the payment in excess of the share to which it is entitled under this Intercreditor Agreement. If a Senior Lender under the Secured Loan Agreement purchases a participation in any Working Capital Obligation pursuant to this Section 10, it should not improve its priority position as a result of purchasing a prior ranking participation. Consequently, any recovery made by such a Senior Lender pursuant to such participation (including pursuant to set off rights) shall itself be treated as a payment in excess of the share to which it is entitled under this Intercreditor Agreement, with the result that the provisions of this Section 10 should apply to any such recovery; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Senior Lender, such purchase shall to that extent be rescinded and each other affected Senior Lender shall repay to the purchasing Senior Lender the purchase price paid therefor, together with an amount equal to such paying Senior Lender's ratable share (according to the proportion of (i) the amount of such paying Senior Lender's required repayment to (ii) the total amount so recovered from the purchasing Senior Lender) of any interest or other amount paid or payable by the purchasing Senior Lender in respect of the total amount so recovered. Each Loan Party agrees any Senior Lender so purchasing a participation from another Senior Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off), with respect to such participation as fully as if such Senior Lender were the direct creditor of the applicable Loan Party in the amount of such participation. The Secured Loan Agent and the Working Capital Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 10 and will in each case notify the Senior Lenders following any such purchases or repayments. Consistent with the foregoing, the extinguishment or effective extinguishment of liability under a contingent guaranty or indemnity under the UK Credit Agreement shall constitute a payment for the purposes of this Section 10.

         11. Insolvency Proceedings.

         (a) Until all of the Obligations shall have been paid in full, any distribution of any kind made in any Insolvency Proceeding of a Loan Party on account of the Collateral shall be allocated and distributed in accordance with the provisions of Section 3 hereof and in the event, for whatever reason, such a distribution does not occur, the party receiving any portion of a distribution made in violation of Section 3 hereof shall hold such portion in trust in accordance with the provisions of Section 9 hereof and shall promptly deliver such portion to the party that should have instead received it pursuant to
Section 3 hereof to then be further distributed by such party as provided in
Section 3. Without limiting the generality of Section 3 hereof or of any other provision of this Intercreditor Agreement, if, in any Insolvency Proceeding of any Loan Party, a party hereto obtains a cash or other payment in connection with any asserted or determined impairment to its interest in any of the Collateral or otherwise as a form of "adequate protection" of its interest in any of the Collateral, such payment shall be deemed, for purposes of this Intercreditor Agreement, to be Net Proceeds of Collateral and such party shall thereupon redistribute such payment in accordance with the priority of payment set forth in Section 3 hereof.

         (b) Each party may file in any Insolvency Proceeding of any Loan Party proofs of claim and other motions and pleadings with respect to its claims and liens and security interests, if and only if consistent with the terms hereof and the limitations on such party imposed hereby. Consistent with, but not in limitation of, the foregoing, each party expressly reserves: (i) its right to vote in any Insolvency Proceeding of any Loan Party; (ii) any and all of its claims or defenses in favor of or in opposition to any plan of reorganization proposed for any Loan Party in an Insolvency Proceeding; and (iii) any and all of its claims, rights, powers and/or remedies under any law governing the Loan Party that any other creditor with security interests and liens in the assets of the Loan Party would have; provided, however, each party expressly agrees that it shall exercise all of such claims, rights, powers, and or remedies in a manner that is consistent with the provisions of this Intercreditor Agreement and that it shall not exercise (and it shall be expressly prohibited from exercising) any such claims, rights (including, without limitation, any right to vote its claim to accept or reject any plan of reorganization for any Loan Party), powers, and/or remedies in a manner that is intended to deprive or that has the likely effect of depriving other parties of the benefits of this Intercreditor Agreement (and any such exercise shall be deemed to be null and void). Each party shall have the right to enforce the provisions of this Intercreditor Agreement (including the provisions of this Section 11(b)) in an Insolvency Proceeding of any Loan Party. Without limiting the generality of the foregoing, no party shall have the right to waive or fail to assert its claims or to support a plan of reorganization that provides for a priority of distribution that is inconsistent with the provisions of Section 3 hereof in an Insolvency Proceeding of any Loan Party. In the event that Working Capital Agent reasonably determines that any member of the Secured Loan Lender Group may be on the verge of taking any action (or failing to take any action) prohibited by the terms of this Intercreditor Agreement in any Insolvency Proceeding of any Loan Party, the Working Capital Agent shall be deemed to be the assignee (and thus the holder) of said claim and shall have the right to assert and vote (including pursuant to a deemed power of attorney) such claim in the Insolvency Proceeding of any Loan Party, including through the filing of a proof of claim therein and/or casting ballots in connection with any proposed plan of reorganization for any Loan Party.

         (c) Each party hereto agrees that this Intercreditor Agreement shall be enforceable against it before, during, and after any Insolvency Proceeding of any Loan Party. All references to any Loan Party shall include such Loan Party as debtor in possession in any Insolvency Proceeding and any receiver, trustee, provisional liquidator, or other estate representative for any Loan Party in any Insolvency Proceeding. Consistent with, but not in limitation of, the foregoing, each party agrees and acknowledges that this Intercreditor Agreement constitutes a "subordination agreement" within the meaning of both Illinois law and Section 510(a) of the Bankruptcy Code.

         12. Invalidated Payments. If any party (the "Affected Party") remits proceeds of Collateral pursuant to this Intercreditor Agreement to another party (the "Non-Affected Party"), and any portion of the amount paid by the Affected Party to the Non-Affected Party (such portion being the "Returned Amount") is subsequently required to be returned or repaid by the Affected Party as determined by a court of competent jurisdiction because it was prohibited by applicable law, voidable under any insolvency law (including the Bankruptcy Code) or in violation of the rights of any other creditor of any Loan Party when made, then the Non-Affected Party shall forthwith upon its receipt of a notice thereof from the Affected Party, pay the Affected Party an amount equal to the Returned Amount together with all interest thereon required to be paid by the Affected Party in connection with the return or repayment of the Returned Amount. The Working Capital Obligations and/or the Secured Loan Obligations, as appropriate, automatically shall be reinstated for the purposes of this Intercreditor Agreement to the extent of the Returned Amount.

         13. Continuing Agreement. This is a continuing agreement and is applicable to all of the Collateral, whether now owned or hereafter acquired, until the Working Capital Obligations (to the extent of the priority set forth in clause (a) of Section 3 hereof) and the Secured Loan Obligations shall have been irrevocably paid in full.

         14. Grant of Security Interest. If any Loan Party grants a lien or security interest in the Collateral to the Working Capital Agent or the Secured Loan Agent, such grant shall not constitute a default or breach of warranty under any instrument or agreement with the Secured Loan Banks or the Working Capital Lenders, notwithstanding any provision of any such instrument or agreement to the contrary.

         15. The Agents.

         (a) The Secured Loan Banks acknowledge (or shall be deemed to have acknowledged as a result of the execution and delivery of this Intercreditor Agreement by the Supermajority Secured Loan Creditors Banks): (a) that the Secured Loan Agent, U.S. Security Trustee, and the U.K. Security Trustee are authorized to execute and deliver this Intercreditor Agreement and (b) that the provisions of Section 10 of the Secured Loan Agreement (including, without limitation, Sections 10.3 and 10.7 of the Secured Loan Agreement) are applicable to this Intercreditor Agreement in every respect. Consistent with, but not in limitation of, the foregoing, each Secured Loan Bank agrees (or shall be deemed to have agreed as a result of the execution and delivery of this Intercreditor Agreement by the Supermajority Secured Loan Creditors) that the provisions of
Section 10 of the Secured Loan Agreement apply to the Secured Loan Agent's execution, delivery and other participation in this Intercreditor Agreement and the transactions contemplated thereby, and the Secured Loan Agent shall have the full benefit thereof, as if all of Section 10 of the Secured Loan Agreement were set forth and restated herein.

         (b) The Working Capital Lenders acknowledge: (a) that each of the Working Capital Agent, the Working Capital US Collateral Agent, and the Working Capital UK Collateral Agent is authorized to execute and deliver this Intercreditor Agreement and (b) that the provisions of Section 14 of the Working Capital Credit Agreement (including, without limitation, Sections 14.3 and 14.7 of the Working Capital Credit Agreement) are applicable to this Intercreditor Agreement in every respect. Consistent with, but not in limitation of, the foregoing, each Working Capital Lender agrees that the provisions of Section 14 of the Working Capital Credit Agreement apply to the execution, delivery and other participation in this Intercreditor Agreement by each of the Working Capital Agent, the Working Capital US Collateral Agent, and the Working Capital UK Collateral Agent and the transactions contemplated thereby, and each of the Working Capital Agent, the Working Capital US Collateral Agent, and the Working Capital UK Collateral Agent shall have the full benefit thereof, as if all of Section 14 of the Working Capital Credit Agreement were set forth and restated herein.

         16. Conflicts Among Agreements/No Impairment of Obligations. This Intercreditor Agreement shall control in the event of a conflict with the Working Capital Credit Agreement, the Secured Loan Agreement or any Collateral Document, it being understood that the provisions of Section 8.1 of the Working Capital Credit Agreement (or any similar successor provision) are intended to govern distributions among the Working Capital Lender Group and that accordingly, there can be no conflict between the provisions of Section 8.1 of the Working Capital Credit Agreement (or any similar successor provision) and the provisions of this Intercreditor Agreement as to the intercreditor relationship among such Working Capital Lenders. Otherwise, any such other agreement shall be unaffected by the provisions of this Intercreditor Agreement, the Secured Loan Lender Group shall not be or constitute general third party beneficiaries of the Working Capital Credit Agreement (and related documents) and the Working Capital Lender Group shall not be or constitute general third party beneficiaries of the Secured Loan Agreement (and related documents). Specifically, the Secured Loan Lender Group and the Working Capital Lender Group each will be entitled to manage and supervise its respective credit transactions and relationships with the Loan Parties in accordance with the provisions of its documents and applicable law and as they otherwise determine to be appropriate, all without regard to the provisions of the other's agreements with the Loan Parties, subject, however, in all cases to the terms and conditions of this Intercreditor Agreement. Consistent with, but not in limitation of the preceding two sentences, nothing contained in this Intercreditor Agreement shall impair, as between any Loan Party, on the one hand, and any of the Senior Lenders, on the other hand, the obligation of any Loan Party to make any payments of principal of, and interest on, the Working Capital Obligations or the Secured Loan Obligations, as the case may be, pursuant to the provisions of the pertinent agreement (as expressly limited hereby).

         17. Reliance. The Working Capital Credit Agreement and the Collateral Documents shall be deemed to be executed and delivered in reliance upon this Intercreditor Agreement. Each party expressly waives all notice of the acceptance of and reliance on this Intercreditor Agreement by any of the other parties.

         18. No Warranties or Liability. The Working Capital Lender Group and the Secured Loan Lender Group acknowledge and agree that none of them has made any representation or warranty to the others, including, without limitation, any representation or warranty with respect to: (a) the validity, legality, completeness, collectability, or enforceability of the Working Capital Credit Agreement, the Secured Loan Agreement and/or the Collateral Documents, (b) the attachment, validity, legality, perfection, priority, completeness, or enforceability of any security interest or lien in, to, and/or on any of the Collateral, and/or (c) the sufficiency or the value, fair market or otherwise, of any of the Collateral.

         19. Intercreditor Agreement Creates No Fiduciary Relationship; Limitation of Liability. This Intercreditor Agreement shall not create any fiduciary relationship among the parties except solely to the extent of the funds to be held in trust pursuant to Section 9 hereof.

None of the US Security Trustee, the UK Security Trustee and the Secured Loan Agent and their respective officers, directors, employees, and agents shall be responsible, directly or indirectly, to any of the Working Capital Lender Group for any action taken or omitted to be taken hereunder or otherwise, nor shall they be liable or responsible for any loss, cost, or expense incurred by any of the Secured Loan Lender Group or the Working Capital Lender Group, except solely for any such loss, cost or expense caused by the gross negligence or willful misconduct of the Secured Loan Agent, the US Security Trustee or the UK Security Trustee. None of the Working Capital Agent, the Working Capital US Collateral Agent and the Working Capital UK Collateral Agent and their respective officers, directors, employees, and agents shall be responsible, directly or indirectly, to any of the Secured Loan Lender Group for any action taken or omitted to be taken hereunder or otherwise, nor shall they be liable or responsible for any loss, cost, or expense incurred by any of the Secured Loan Lender Group or the Working Capital Lender Group, except solely for any such loss, cost or expense caused by the gross negligence or willful misconduct of the Working Capital Agent, the Working Capital US Collateral Agent and the Working Capital UK Collateral Agent.

         20. Calculations. For the purpose of calculating Pro Rata Share, all obligations or commitments shall be stated in U.S. dollars. Any such obligations or commitments not stated in U.S. dollars shall be converted to U.S. dollars at the rate of exchange that the Working Capital Agent could in accordance with normal banking procedures purchase US dollars with such currency on the preceding Business Day. For the purposes of allocations pursuant to Section 3 hereof, exchange rates shall be determined as of the date of each allocation and distribution of such Net Proceeds of Collateral.

         21. Judgment. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Working Capital Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of any party in respect of any such sum due from it hereunder shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is denominated in accordance with the applicable provisions of this Intercreditor Agreement (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by the applicable party of any sum adjudged to be so due in the Judgment Currency, the Working Capital Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the applicable party in the Agreement Currency, the parties agree, as a separate obligation and notwithstanding any such judgment, to indemnify the Working Capital Agent or the Person to whom such obligation was owing against such loss.

         22. Assigns. Subject to any limitation on assignment set forth in the Secured Loan Agreement or the Working Capital Credit Agreement (as the case may be), the terms and provisions of this Intercreditor Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

         23. Severability. Any provision of this Intercreditor Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         24. Amendment and Waivers. No amendment of any provision of this Intercreditor Agreement shall be effective unless the same shall be in writing and signed by the Working Capital Lenders (via the consent of the Majority Working Capital Lenders) and the Secured Loan Banks (via the consent of the Supermajority Secured Loan Creditors). No waiver of any provision of this Intercreditor Agreement, and no consent with respect to any departure by any Loan Party therefrom, shall be effective unless the same shall be in writing and signed by the Working Capital Lenders (via the consent of the Majority Working Capital Lenders), and the Secured Loan Banks (via the consent of the Supermajority Secured Loan Creditors) or if such waiver or consent relates to the rights, the benefit and interest of only the Working Capital Lender Group or the Secured Loan Lender Group, as the case may be, then such waiver or consent shall not be effective unless the same shall be in writing and signed by the party sought to be bound thereby (via the consent of the Majority Working Capital Lenders in the case of the Working Capital Lenders and of the Supermajority Secured Loan Creditors in the case of the Secured Loan Banks). Moreover, in each and every instance, any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

         25. No Prejudice/No Implicit Waiver. No party to this Intercreditor Agreement shall be prejudiced in its rights under this Intercreditor Agreement by any act or failure to act of any party hereto or any noncompliance by any party hereto with any agreement or obligation, regardless of any knowledge thereof which such party may have or with which such party may be charged; and no action of any party hereto permitted hereunder shall in any way affect or impair the respective rights and obligations of any party under this Intercreditor Agreement. No delay on the part of any party hereto in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by any party hereto of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

         26. No Third Party Beneficiaries. This Intercreditor Agreement and the rights and benefits hereof shall inure to the benefit of the parties hereto and their successors and assigns, subject to Section 22 hereof, and no other Person (including, without limitation, any Loan Party, whether as debtor in possession or otherwise in any Insolvency Proceeding, and any trustee for the estate created by the commencement of any Insolvency Proceeding) shall have or be entitled to assert rights or benefits hereunder.

         27. Information Concerning Financial Condition of any Loan Party. Each party hereto hereby assumes responsibility for keeping itself informed of: (a) the financial condition of any Loan Party (and, to the extent relevant, any of their affiliates) and (b) all other circumstances bearing upon the risk of nonpayment of the obligations owing to such party. The Secured Loan Lender Group and the Working Capital Lender Group agree that none of them shall have any duty to advise the other group (or any of its members) of any information known to it (or any of its members) regarding such condition or circumstances. In the event any of the Secured Loan Lender Group (or any of its members) or the Working Capital Lender Group (or any of its members), in its sole discretion, undertakes at any time or from time to time to provide any such information to any other group (or any of its members), it shall be under no obligation

(a) to provide any such information to any such other group (or any of its members) or any other party on any subsequent occasion, (b) to undertake any investigation, or (c) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential.

         28. RESERVED.

         29. Property: Delivery of Documents of Title.

         The Working Capital UK Collateral Agent, the Working Capital US Collateral Agent, the UK Security Trustee, the Secured Loan Agent, and the US Security Trustee shall allow each other and their authorized representatives access at reasonable times and on reasonable notice to all such deeds, certificates and other documents of title as are held by the Working Capital UK Collateral Agent, the Working Capital US Collateral Agent, the Secured Loan Agent, the UK Security Trustee or the US Security Trustee, as the case may be.

         30. Note of Debenture. In the case of any property secured by the Working Capital Debenture and the Debentures, title to which is, or will be, registered under the Land Registration Acts 1925 to 1988, the pertinent Loan Party shall make, or consent to the Working Capital UK Collateral Agent and the UK Security Trustee or any of their agents making, an application to the H.M. Chief Land Registrar in respect of the entry of a Notice of the Debentures and the Working Capital Debenture (as well as any equivalent security provided in favor of the Working Capital Lenders) on the Charges Register of such property, requesting that it be noted on the relevant register that it is intended that the security created by the Debentures should rank pari passu and a restriction in terms set out in clause 4.4 of both the Debentures and the Working Capital Debenture (and any such equivalent security).

         31. Book Debts. The Working Capital UK Collateral Agent, the Working Capital US Collateral Agent, the UK Security Trustee and the US Security Trustee hereby direct each UK Guarantor of the Working Capital Obligations and the Secured Borrower and each Guarantor whose book debts are subject to the Debentures or the Working Capital Debenture that, in the event of any inconsistency between the instructions provided in the Debentures or the Working Capital Debenture, all Debts (as defined therein) which are to be paid into a specified bank account shall be paid into such interest bearing account(s) with RBS or National Westminster (as are designated by RBS for such purpose) and that, pending such payment, all such Debts shall be held upon trust for the Working Capital UK Collateral Agent and the UK Security Trustee (although such expressed priority shall not, as between the parties to this Agreement, in any way alter the priorities elsewhere in this Agreement) and dealt with on the instructions of the Working Capital UK Collateral Agent and the UK Security Trustee, which instructions shall have regard to any restrictions contained in the Debentures and the provisions of this Intercreditor Agreement.

         32. Notices to Insurers and Notices of Assignment.

         (a) If any notice is required to be given to any party under the terms of the Collateral Documents, whether for the purpose of perfecting security or for any other reason, the Working Capital UK Collateral Agent, the Working Capital US Collateral Agent, the UK Security

Trustee, the Secured Loan Agent, and the US Security Trustee shall, if both are entitled to give such notice under the Collateral Documents, either coordinate the giving of such notices or, if the UK Security Trustee considers, on the basis of appropriate professional advice, that giving more than one competing notice may reasonably be expected to prejudice the interests of the Secured Loan Banks and/or the Working Capital Lenders, expressly provide in such notices that the provisions of one notice take priority over the provisions contained in the second.

         (b) In assessing which notice shall take priority, the Working Capital UK Collateral Agent, the Working Capital US Collateral Agent, the UK Security Trustee and the US Security Trustee shall have regard to the following provisions:

             (i) If the notice is to be given to a UK entity pursuant to a Debenture or the Working Capital Debenture, the notice provided by the Working Capital UK Collateral Agent or UK Security Trustee shall be expressed to take priority over the notice provided by the Working Capital US Collateral Agent or the US Security Trustee (although such expressed priority shall not, as between the parties to this Intercreditor Agreement, in any way alter the priorities specified elsewhere in this Intercreditor Agreement); and

             (ii) If the notice is to be given to a US entity pursuant to a
                  Security Agreement, the notice provided by the Working Capital US Collateral Agent or the US Security Trustee shall be expressed to take priority over the notice provided by the Working Capital UK Collateral Agent or UK Security Trustee (although such expressed priority shall not, as between the parties to this Intercreditor Agreement, in any way alter the priorities specified elsewhere in this Intercreditor Agreement).

         33. Charged Share Certificates and Instruments of Transfer. Notwithstanding any other provision in this Intercreditor Agreement to the contrary, the Working Capital US Agent and the US Security Trustee shall be entitled to hold and retain all of the Charged Shares (as defined in the Debentures and the Working Capital Debenture) or the certificates or documents of title to or representing the same together with any instrument of transfer or assignment of such Charged Shares, duly executed by the relevant Loan Party in whose name any of such Charged Shares are registered or held, with the name of the transferee or assignee, the consideration and the date left blank. The US Security Trustee and the Working Capital US Collateral Agent shall allow the UK Security Trustee and the Working Capital UK Collateral Agent and its authorized representatives access at reasonable times and on reasonable notice to all such certificates or documents of title or instruments of transfer or assignment as are held by the Working Capital US Agent and the US Security Trustee in respect of such Charged Shares.

         34. Counterparts. This Intercreditor Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and either of the parties hereto may execute this Intercreditor Agreement by signing any such counterpart.

         35. Interpretation. The headings preceding the text of Sections included in this Intercreditor Agreement and the headings to Schedules attached to this Intercreditor Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Intercreditor Agreement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Intercreditor Agreement. The use of the terms "including" or "include" shall in all cases herein mean "including, without limitation" or "include, without limitation," respectively. Reference to any person or entity includes such person's or entity's successors and assigns to the extent such successors and assigns are permitted by the terms of the Secured Loan Agreement or the Working Capital Credit Agreement (as the case may be), and reference to a person or entity in a particular capacity excludes such person or entity in any other capacity or individually. Reference to any agreement (including this Intercreditor Agreement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, and in effect on the date hereof, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. References (whether underscored or otherwise) to Sections, clauses, Exhibits or Schedules shall refer to those portions of this Intercreditor Agreement, and any underscored references to a clause shall, unless otherwise identified, refer to the appropriate clause within the same
Section in which such reference occurs. The use of the terms "hereunder", "hereof", "hereto" and words of similar import shall refer to this Intercreditor Agreement as a whole and not to any particular Section or clause of or Exhibit or Schedule to this Intercreditor Agreement. All terms defined in this Intercreditor Agreement shall have the above-defined meanings when used in any certificate, report or other document made or delivered pursuant to this Intercreditor Agreement, unless the context therein shall clearly otherwise require. In the computation of periods of time in this Intercreditor Agreement from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to and through". This Intercreditor Agreement and the other documents relating to this Intercreditor Agreement are the result of negotiations among and have been reviewed by counsel to the Secured Loan Agent, the Working Capital Agent and certain of the other parties, and are the products of all parties. Accordingly, they shall not be construed against any party merely because of such party's involvement in their preparation.

         36. Notices.

         (a) All notices, requests, consents, approvals, waivers and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on Schedule II, and (ii) shall be followed promptly by delivery of a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on
Schedule II; or, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the other parties.

         (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery.

         37. Amendment and Restatement of and Effect of this Agreement on Existing Intercreditor Agreement. As set forth in the Recitals hereof, this Intercreditor Agreement (including as it may be subsequently amended, restated or otherwise modified at any time pursuant to the provisions hereof) is intended by the parties to amend, restate, and supersede the Existing Intercreditor Agreement and, from and after the date hereof, to govern for all purposes the relationship of the parties with regard to the matters set forth herein.

         38. Enforcement.

         (a) Each of the US Security Trustee, the UK Security Trustee, and the Secured Loan Agent shall, subject to the provisions of this Section 38 (including, without limitation, the proviso contained in paragraph (b) below), provide the Working Capital Agent, any of the Working Capital Collateral Agents and/or the Working Capital Lenders, with such assistance as they may reasonably require in relation to the Enforcement of their Collateral located in the United Kingdom or any other non-U.S. jurisdiction. In particular, having regard to the fact that the Collateral for the Secured Loan Obligations was created prior to the Collateral for the Working Capital Obligations, the US Security Trustee, the UK Security Trustee, the Secured Loan Agent and the Senior Lenders, if requested to do so by the Working Capital Agent, any of the Working Capital Collateral Agents and/or the Working Capital Lenders, but subject to the provisions of this
Section 38 (including, without limitation, subsection (b) hereof), shall take such Enforcement actions as they are permitted to take under the Collateral Documents. Notwithstanding anything to the contrary contained herein, in rendering such assistance none of the US Security Trustee, the UK Security Trustee or the Secured Loan Agent shall be obligated to take any action that in its reasonable judgment will subject any of the Secured Loan Lender Group to the loss of any of their economic or legal rights in the subject Collateral (including, without limitation, none of the Working Capital Agent, the Working Capital Collateral Agents, or the Working Capital Lenders shall have the right to compel any such entity to release any security interest or lien in favor of the Secured Loan Lender Group); provided, however, that, where the receiver has been appointed by the US Security Trustee, the UK Security Trustee or the Secured Loan Agent at the request of the Working Capital Agent, any of the Working Capital Collateral Agent, and/or the Working Capital Lenders in connection with an Enforcement by the Working Capital Lender Group and the receiver proceeds to dispose of any of such non-U.S. Collateral via sale, the former such entities shall release security interests and liens necessary to facilitate such sale so long as the Secured Loan Banks (by the percentages set forth in Section 7 hereof) have concluded, in their reasonable discretion, that the receiver has complied with all of the receiver's legal obligations in connection with such sale and that such disposition is for fair consideration.

         (b) In addition to (and without limiting in any manner) any other indemnification rights to which any of them may otherwise be entitled under any other loan or collateral document, the US Security Trustee, the UK Security Trustee and/or the Secured Loan Agent shall not be required to take any action in accordance with paragraph (a) above that is reasonably likely to result in any of them incurring any cost or liability (other than in respect of internal management time) unless they are first indemnified to their reasonable satisfaction in respect of any identified potential liability or cost arising from the requested action.

         39. Governing Law and Jurisdiction.

         (a) THIS INTERCREDITOR AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS.

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS INTERCREDITOR AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF PARTIES CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE PARTIES EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY ILLINOIS LAW.

         40. Waiver of Jury Trial. THE PARTIES EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS INTERCREDITOR AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE PARTIES EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS INTERCREDITOR.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

                                          BANK OF AMERICA, NATIONAL ASSOCIATION


                                          By:__________________________________
                                          Name:
                                          Title:


                                          BNP PARIBAS


                                          By:__________________________________
                                          Name:
                                          Title:


                                          GRAND STREET HOLDINGS 1, LLC by
                                          Oaktree Capital Management, LLC,
                                          its Managing Member


                                          By:__________________________________
                                          Name:
                                          Title:


                                          GRAND STREET HOLDINGS 2, LLC by
                                          Oaktree Capital Management, LLC,
                                          its Managing Member



                                          By:__________________________________
                                          Name:
                                          Title:

                                                         Intercreditor Agreement

                                          GRAND STREET HOLDINGS 3, LLC by
                                          Oaktree Capital Management, LLC, its
                                          Managing Member


                                          By:__________________________________
                                          Name:
                                          Title:


                                          GRAND STREET HOLDINGS 4, LLC by
                                          Oaktree Capital Management, LLC, its
                                          Managing Member


                                          By:__________________________________
                                          Name:
                                          Title:


                                          GRAND STREET HOLDINGS 5, LLC by
                                          Oaktree Capital Management, LLC, its
                                          Managing Member


                                          By:__________________________________
                                          Name:
                                          Title:


                                          GRAND STREET HOLDINGS 6, LLC by
                                          Oaktree Capital Management, LLC, its
                                          Managing Member


                                          By:__________________________________
                                          Name:
                                          Title:

                                                         Intercreditor Agreement

                                          GRAND STREET HOLDINGS 7, LLC by
                                          Oaktree Capital Management, LLC, its
                                          Managing Member


                                          By:__________________________________
                                          Name:
                                          Title:


                                          GRAND STREET HOLDINGS 8, LLC by
                                          Oaktree Capital Management, LLC, its
                                          Managing Member


                                          By:__________________________________
                                          Name:
                                          Title:


                                          GRAND STREET HOLDINGS 9, LLC by
                                          Oaktree Capital Management, LLC, its
                                          Managing Member


                                          By:__________________________________
                                          Name:
                                          Title:

                                                         Intercreditor Agreement

                                          GSC RECOVERY II, L.P.

                                               By: GSC Recovery II GP, L.P., its
                                          general partner

                                               By: GSC RII, LLC, its general
                                          partner

                                               By: GSCP (NJ) Holdings, L.P., its
                                          sole member

                                               By: GSCP (NJ), Inc., its general
                                          partner

                                          By:__________________________________
                                          Name:
                                          Title:


                                          GSC RECOVERY IIA, L.P.

                                               By: GSC Recovery IIA GP, L.P.,
                                          its general partner

                                               By: GSC RII, LLC, its general
                                          partner

                                               By: GSCP (NJ) Holdings, L.P., its
                                          sole member

                                               By: GSCP (NJ), Inc., its general
                                          partner

                                          By:__________________________________
                                          Name:
                                          Title:


                                          JPMORGAN CHASE BANK


                                          By:__________________________________
                                          Name:
                                          Title:

                                                         Intercreditor Agreement

                                          OCM PRINCIPAL OPPORTUNITIES FUND II,
                                          L.P. by Oaktree Capital Management,
                                          LLC, its General Partner


                                          By:__________________________________
                                          Name:
                                          Title:


                                          OCM OPPORTUNITIES FUND III, L.P. by
                                          Oaktree Capital Management, LLC, its
                                          General Partner

                                          By:__________________________________
                                          Name:
                                          Title:


                                          OCM OPPORTUNITIES FUND IV, L.P. by
                                          Oaktree Capital Management, LLC, its
                                          General Partner

                                          By:__________________________________
                                          Name:
                                          Title


                                          O'CONNOR DISTRESSED TRADING MASTER
                                          LTD., by UBS O'Connor LLC, its
                                          investment advisor


                                          By:__________________________________
                                          Name:
                                          Title:


                                          PERRY PRINCIPALS, L.L.C.


                                          By:__________________________________
                                          Name:
                                          Title:

                                                         Intercreditor Agreement

                                          ROYAL BANK OF SCOTLAND, PLC


                                          By:__________________________________
                                          Name:
                                          Title:


                                          SOCIETE GENERALE

                                          By:__________________________________
                                          Name:
                                          Title:


                                          U.S. BANK NATIONAL ASSOCIATION


                                          By:__________________________________
                                          Name:
                                          Title:


                                          WILLIAM E. SIMON & SONS SPECIAL
                                          SITUATIONS PARTNERS II, L.P.


                                          By:__________________________________
                                          Name:
                                          Title:

                                                         Intercreditor Agreement

                            LOAN PARTY ACKNOWLEDGMENT

         Each of the undersigned Loan Parties hereby acknowledges receipt of a copy of the foregoing Intercreditor Agreement, waives notice of acceptance thereof by the parties to such agreement, and agrees to be bound by the terms and provisions thereof, to make no payments or distributions contrary to the terms and provisions thereof, and to do every other act and thing necessary or appropriate to carry out such terms and provisions.

         Dated as of July __, 2002.

AWP LTD.

By: __________________________________
Name:
Title:


AIR CARGO EQUIPMENT (UK) LIMITED

By: __________________________________
Name:
Title:

APPLIED POWER CREDIT CORPORATION

By: __________________________________
Name:
Title:


APPLIED POWER LIMITED

By: __________________________________
Name:
Title:


APW BRASIL LTDA.

By: __________________________________
Name:
Title:


APW ELECTRONICS GROUP PLC

By: __________________________________
Name:
Title:

                                     Loan Party Acknowledgement to Intercreditor
                                                                       Agreement

APW ELECTRONICS GMBH

By: __________________________________
Name:
Title:


APW ELECTRONICS LIMITED

By: __________________________________
Name:
Title:


APW ELECTRONICS OVERSEAS
INVESTMENTS LIMITED

By: __________________________________
Name:
Title:


APW ENCLOSURE PRODUCTS AND
SYSTEMS LIMITED

By: __________________________________
Name:
Title:


APW ENCLOSURE SYSTEMS (UK) LIMITED

By: __________________________________
Name:
Title:


APW ENCLOSURE SYSTEMS HOLDING, INC.

By: __________________________________
Name:
Title:

                                     Loan Party Acknowledgement to Intercreditor
                                                                       Agreement

APW ENCLOSURE SYSTEMS HOLDINGS LIMITED

By: __________________________________
Name:
Title:


APW ENCLOSURES SYSTEMS, LP by APW
Enclosure Systems Holding, Inc., its
General Partner

By: __________________________________
Name:
Title:


APW ENCLOSURE SYSTEMS PLC

By: __________________________________
Name:
Title:


APW ENCLOSURE SYSTEMS, INC.

By: __________________________________
Name:
Title:


APW ENCLOSURES (DUBLIN) LIMITED

By: __________________________________
Name:
Title:


APW ENCLOSURES LIMITED

By: __________________________________
Name:
Title:


APW FINANCE LIMITED

By: __________________________________
Name:
Title:

                                     Loan Party Acknowledgement to Intercreditor
                                                                       Agreement

APW GALWAY LIMITED

By: __________________________________
Name:
Title:

APW HOLDING B.V.

By: __________________________________
Name:
Title:

APW HOLDINGS (EUROPE) LTD.

By: __________________________________
Name:
Title:

APW HOLDINGS (UK) LTD.

By: __________________________________
Name:
Title:

APW INVESTMENTS UK LIMITED

By: __________________________________
Name:
Title:

APW MAYVILLE LLC

By: __________________________________
Name:
Title:

APW MAYVILLE Ltd

By: __________________________________
Name:
Title:

                                     Loan Party Acknowledgement to Intercreditor
                                                                       Agreement

APW NETHERLANDS B.V.

By: __________________________________
Name:
Title:

APW NEW FOREST LIMITED

By: __________________________________
Name:
Title:

APW NORTH AMERICA, INC.

By: __________________________________
Name:
Title:

APW POWER SUPPLIES AS

By: __________________________________
Name:
Title:

APW POWER SUPPLIES LTD.

By: __________________________________
Name:
Title:

APW PRODUCTS AND SYSTEMS B.V.

By: __________________________________
Name:
Title:

APW WRIGHT LINE LLC

By: __________________________________
Name:
Title:

                                     Loan Party Acknowledgement to Intercreditor
                                                                       Agreement

APW-ERIE, INC.

By: __________________________________
Name:
Title:

ASPEN MOTION TECHNOLOGIES INC.

By: __________________________________
Name:
Title:

BEELEY WOOD HOLDINGS LTD

By: __________________________________
Name:
Title:

C FAB DEVELOPMENTS LTD.

By: __________________________________
Name:
Title:

CIPRESMAD-CONSULTORES E SERVICOS,
LDA

By: __________________________________
Name:
Title:

CIPRESMAD HUNGARY GROUP
FINANCING LLC

By: __________________________________
Name:
Title:

EDER INDUSTRIES INC.

By: __________________________________
Name:
Title:

                                     Loan Party Acknowledgement to Intercreditor
                                                                       Agreement

ELECTRONIC SOLUTIONS

By: __________________________________
Name:
Title:

HIGH SPEED PRODUCTION (HOLDINGS)
LTD

By: __________________________________
Name:
Title:

HOERMANN ELECTRONICS LIMITED

By: __________________________________
Name:
Title:

HOERMANN SECURITY SYSTEMS LTD.

By: __________________________________
Name:
Title:

HSP SHEFFIELD LTD

By: __________________________________
Name:
Title:

HSP STRATHCLYDE LTD

By: __________________________________
Name:
Title:

IMHOF-BEDCO LTD

By: __________________________________
Name:
Title:

                                     Loan Party Acknowledgement to Intercreditor
                                                                       Agreement

IMHOF-BEDCO SPECIAL PRODUCTS LTD

By: __________________________________
Name:
Title:

IMHOF-BEDCO STANDARD PRODUCTS

By: __________________________________
Name:
Title:

INNOVATIVE METAL FABRICATION, INC.

By: __________________________________
Name:
Title:

J HIGGINS MANUFACTURING (IRELAND)
LTD.

By: __________________________________
Name:
Title:

MCLEAN MIDWEST CORPORATION

By: __________________________________
Name:
Title:

MCLEAN WEST INC.

By: __________________________________
Name:
Title:

PRECISION FABRICATION
TECHNOLOGIES INC.

By: __________________________________
Name:
Title:

                                     Loan Party Acknowledgement to Intercreditor
                                                                       Agreement

TOWERFLAME LIMITED

By: __________________________________
Name:
Title:

WRIGHT LINE EUROPE B.V.

By: __________________________________
Name:
Title:

WRIGHT LINE LIMITED

By: __________________________________
Name:
Title:

ZERO-EAST DIVISION, ZERO
CORPORATION

By: __________________________________
Name:
Title:

                                     Loan Party Acknowledgement to Intercreditor
                                                                       Agreement

                                   Schedule I

                                   Guarantors

Air Cargo Equipment (UK) Ltd.
Applied Power Credit Corp.
Applied Power Ltd.
APW do Brazil, Ltda.
APW Electronics GmbH
APW Electronics Group, plc
APW Electronics Ltd.
APW Enclosure Products and Systems Ltd.
APW Enclosure Systems (UK) Limited
APW Enclosure Systems Holdings, Inc.
APW Enclosure Systems Holdings, Ltd.
APW Enclosure Systems LP
APW Enclosure Systems plc
APW Enclosure Systems, Inc.
APW Enclosures (Dublin) Ltd.
APW Enclosures Ltd.
APW Finance Ltd.
APW Galway Ltd.
APW Holding BV
APW Mayville LLC
APW Mayville Ltd.
APW Netherlands BV
APW New Forest Ltd.
APW North America Inc.
APW Power Supplies Limited
APW Products and Systems BV
APW Wright Line LLC
APW-Erie, Inc.
Aspen Motion Technologies Inc.
C Fab Development Ltd.
Cipersmad-Consultores E Servicios Ltda
Cipersmad Hungary Group Financing LLC
Eder Industries, Inc.
Electronic Solutions
Hoermann Electronics Ltd.
Hoermann Security Systems Ltd.
Innovative Metal Fabrication, Inc.
J Higgins Manufacturing (Ireland) Ltd.
McLean Midwest Corporation
McLean West Inc.
Precision Fabrication Technologies, Inc.
Towerflame Ltd.
Vero Electronics (Exports) Ltd.

Vero Electronics Inc.
Wright Line Europe B.V.
Wright Line Limited
Zero-East Division, Zero Corporation

                                   Schedule II

                                     Notices

Royal Bank of Scotland                   Bank of America, N.A.
5-10 Great Tower Street                  CA-9-706-11-21
London, EC3P 3HX                         555 South Flower Street, 11th Floor
UNITED KINGDOM                           Los Angeles, California 90071

Attn: T.J. Smith                         Attn: M. Duncan McDuffie

Telephone: (44-20) 7615-4150             Telephone: (213) 228-2609
Facsimile: (44-20) 7626-5407             Facsimile: (213) 228-6003

                with a copy to:                          with a copy to:

Linklaters                               Mayer, Brown, Rowe & Maw
One Silk Street                          190 South LaSalle Street
London EC2Y 8HQ                          Chicago, Illinois 60603
UNITED KINGDOM

Attn: Jo Windsor and Chris Howard        Attn: Thomas S. Kiriakos and William C.
                                         Tompsett

Telephone: (44-20) 7456-2000             Telephone: (312) 582-0600
Facsimile: (44-20) 7456-2222             Facsimile: (312) 701-7711

                                      II-1